UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 21, 2026

SPRING VALLEY ACQUISITION CORP. III

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42822	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 McKinney Ave., Suite 1675 Dallas, TX	75201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 308-5230

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-third of one redeemable public warrant	SVACU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	SVAC	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	SVACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Business Combination Agreement

This section describes the material provisions of the Business Combination Agreement (as defined herein) but does not purport to describe all of the terms thereof. SVIII (as defined herein) shareholders, warrant holders and other interested parties are urged to read such agreement in its entirety. The following summary is qualified in its entirety by reference to the complete text of the Business Combination Agreement, a copy of which is attached hereto as Exhibit 2.1. Unless otherwise defined herein, the capitalized terms used below are defined in the Business Combination Agreement.

General Description of the Business Combination Agreement

On January 21, 2026, Spring Valley Acquisition Corp. III, an exempted company limited by shares incorporated under the Laws of the Cayman Islands (“SVIII”), entered into a Business Combination Agreement (the “Business Combination Agreement”) with General Fusion Inc., a British Columbia limited company (the “Company” or “General Fusion”), and 1573562 B.C. Ltd., a British Columbia limited company (“NewCo”). The transactions contemplated by the Business Combination Agreement are referred to herein as the “Business Combination,” the closing of the Business Combination is referred to herein as the “Closing” and the date on which the Closing occurs is referred to herein as the “Closing Date.” In connection with the Closing, it is expected that SVIII will change its name to “General Fusion Inc.” and SVIII is referred to herein as “New SVIII” as of the time following such change of name.

Subject to its terms and conditions, the Business Combination Agreement provides, among other things, that (1) at least one business day prior to the Closing Date, SVIII will continue from the Cayman Islands to British Columbia (the “SPAC Continuation”), (2) on the Closing Date, NewCo will amalgamate with and into the Company (the “Amalgamation”), with NewCo surviving the Amalgamation as a wholly-owned subsidiary of New SVIII, pursuant to an arrangement under the applicable provisions of the Business Corporations Act (British Columbia) (the “BCBCA”) and the plan of arrangement attached as an exhibit to the Business Combination Agreement (the “Plan of Arrangement”), and (3) New SVIII will adopt amended and restated articles in substantially the form attached as an exhibit to the Business Combination Agreement (the “Restated Articles”).

Transaction Consideration

The aggregate equity consideration to be issued to the Company’s equityholders in the Business Combination will be approximately 60,000,000 (the “Closing Shares”) New SVIII common shares (“Common Shares”) to be authorized pursuant to the Restated Articles, based on a Company valuation of $600 million. In addition, at the Closing, New SVIII will issue an aggregate of 12,500,000 earnout shares (the “Earnout Shares”) to be authorized pursuant to the Restated Articles, one-third of which will automatically convert into Common Shares if, within a period of five years following the Closing Date, the volume weighted average price of the Common Shares equals or exceeds each of $15.00, $20.00 and $25.00, respectively, for any 20 trading days within any period of 30 consecutive trading days. If any such condition is not satisfied during such five-year period, the corresponding Earnout Shares will be redeemed by New SVIII for nominal consideration. All outstanding Company warrants and stock options will be exchanged for warrants or stock options, as applicable, exercisable for a pro-rata portion of the Closing Shares and Earnout Shares.

Subject to, and in accordance with the terms and conditions of, the Business Combination Agreement, upon the SPAC Continuation, each then issued and outstanding Class B ordinary share of SVIII will be converted into one Class B common share of SVIII, and on the Closing Date, each such Class B common share will be converted into one Common Share, and each then issued and outstanding SVIII warrant will be exchanged for a warrant to acquire a like number of Common Shares, at the same per share exercise price.

Representations and Warranties

The Business Combination Agreement contains a number of representations and warranties made by the Company, SVIII and Newco as of the date of the Business Combination Agreement or other specific dates solely for the benefit of certain parties to the Business Combination Agreement. In certain cases, such parties are subject to specified exceptions and materiality, Company Material Adverse Effect or SPAC Material Adverse Effect (each as defined in the Business Combination Agreement), knowledge and other qualifications contained in the Business Combination Agreement or in information provided pursuant to certain disclosure schedules to the Business Combination Agreement. The representations and warranties made under the Business Combination Agreement will not survive the Closing.

In the Business Combination Agreement, the Company made certain customary representations to SVIII including, among others, related to the following: (1) corporate matters, including due organization, qualification and good standing; (2) capitalization; (3) authority, approval and binding effect relating to execution and delivery of the Business Combination Agreement and other ancillary documents and non-contravention; (4) required government approvals; (5) financial statements and internal controls; (6) compliance with laws and permits; (7) absence of certain changes and events; (8) absence of litigation; (9) employee benefits; (10) labor and employment; (11) real property; (12) intellectual property; (13) taxes; (14) environmental matters; (15) material contracts; (16) insurance; (17) certain business practices; (18) interested party transactions; and (19) brokers.

In the Business Combination Agreement, SVIII and NewCo made certain customary representations and warranties to the Company including, among others, related to the following: (1) corporate matters, including due organization, existence and good standing; (2) corporate authority, approval and binding effect relating to execution and delivery of the Business Combination Agreement and other ancillary documents, non-contravention and required governmental approvals; (3) compliance with laws; (4) employee benefit plans, (5) financial ability and the trust account; (6) taxes; (7) brokers; (8) Securities and Exchange Commission (“SEC”) reports, financial statements and the Sarbanes-Oxley Act; (9) business activities and absence of certain changes; (10) absence of litigation; (11) no outside reliance, (12) capitalization; (13) Nasdaq Stock Market quotation; (14) affiliate agreements; and (15) anti-bribery and economic sanctions.

Covenants of the Parties

The Business Combination Agreement contains certain customary covenants for transactions of this type by the Company and/or SVIII, including, among others, covenants regarding: (1) the operation of their respective businesses in the ordinary course of business, in compliance with law; (2) the provision of access to their properties, books and personnel; (3) regulatory approvals; (4) trust account disbursements; (5) the Company’s obligation to deliver financial statements, proxy solicitations and other actions; (6) non-solicitation; (7) directors’ and officers’ indemnification and insurance; (8) listing New SVIII’s securities on Nasdaq; (9) SVIII’s obligation to make certain public filings; (10) the SPAC Continuation; and (11) post-Closing director and officer appointments.

SVIII and the Company also agreed to jointly prepare, and SVIII agreed to file with the SEC, a registration statement on Form F-4 (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the Common Shares to be issued pursuant to the Business Combination. The Registration Statement will include a proxy statement/prospectus for the purpose of soliciting proxies from SVIII’s shareholders for the matters relating to the Business Combination to be acted on at the extraordinary general meeting of SVIII (the “General Meeting”), and providing such SVIII shareholders with an opportunity to redeem their SVIII Class A ordinary shares. In addition, SVIII and the Company agreed to prepare and mutually agree upon, and SVIII agreed to file with the British Columbia Securities Commission (the “BCSC”), a prospectus (the “Canadian Prospectus”) in sufficient time for New SVIII to become a reporting issuer in the Province of British Columbia on or as soon as reasonably practicable after the Closing Date, and SVIII and the Company agreed to other customary covenants related to the filing of the Registration Statement and the Canadian Prospectus and the calling of the General Meeting.

The Company agreed to convene and conduct a meeting of its securityholders (the “Company Securityholders Meeting”) as soon as reasonably practicable for the purpose of, among other things, considering and approving the Plan of Arrangement, and to promptly prepare and complete a notice and information circular and any other documents required by applicable law, and to cause such documents to be sent to each securityholder of the Company and other person as required by applicable law.

Survival

None of the covenants and agreements of the parties contained in the Business Combination Agreement will survive the Closing, except for (1) those covenants and agreements that by their terms expressly apply in whole or in part after the Closing and then only with respect to any breaches after the Closing and (2) Article IX (Miscellaneous) of the Business Combination Agreement.

Conditions to Closing

The Business Combination Agreement contains customary conditions to Closing, including the following mutual conditions of the parties (unless waived by all of the parties): (1) approval by the Company’s securityholders of the Plan of Arrangement at the Company Securityholders Meeting, (2) receipt of a final order of the Supreme Court of British Columbia (the “Court”) pursuant to the BCBCA approving the Plan of Arrangement, (3) approval by SVIII’s shareholders of the Business Combination and related matters at the General Meeting, (4) the absence of any law, ruling of any governmental authority, judgment or decree which has the effect of making the Business Combination illegal or which otherwise prevents or prohibits consummation of the Business Combination, (5) all required filings and approvals under the Nuclear Safety and Control Act (Canada) and the regulations made thereunder and any applicable antitrust laws will have been completed and any applicable waiting period (and any extension thereof) applicable to the consummation of the Business Combination under applicable antitrust laws will have expired or been terminated, (6) the Common Shares to be issued in the Business Combination will have been registered with the SEC on the Registration Statement and accepted for listing on the Nasdaq Capital Market or another national securities exchange mutually agreed to by the Parties in writing, (7) the Registration Statement having become effective, (8) the Anchor PIPE Investor shall have funded the aggregate subscription amount under its Subscription Agreement (as such terms are defined below), and (9) the BCSC shall have cleared the final Canadian Prospectus for filing in a manner reasonably acceptable to the Company and SVIII.

In addition, the obligations of SVIII and NewCo are subject to the satisfaction or waiver of certain closing conditions, including without limitation: (1) the accuracy of the representations and warranties of the Company and the performance of the covenants and agreements of the Company, in each case subject to certain qualifiers, (2) the delivery of executed counterparts to all ancillary agreements to which the Company or any securityholder of the Company is party, (3) the absence of a Company Material Adverse Effect (as defined in the Business Combination Agreement) since the date of the Business Combination Agreement, (4) certain securities of the Company shall have been converted into Company common shares, and (5) the delivery of executed counterparts to all ancillary agreements to which the Company or certain key securityholders of the Company is party.

The obligations of the Company are subject to the satisfaction or waiver of certain customary closing conditions, including without limitation: (1) the accuracy of the representations and warranties of SVIII and NewCo and the performance of the covenants and agreements of SVIII and NewCo, in each case subject to certain qualifiers, (2) the absence of a SPAC Material Adverse Effect (as defined in the Business Combination Agreement) since the date of the Business Combination Agreement, (3) each of SVIII’s officers and directors shall have resigned from such positions, and (4) the delivery of executed counterparts to all ancillary agreements to which SVIII or NewCo or certain shareholders of SVIII is party.

Termination

The Business Combination Agreement may be terminated under certain circumstances prior to the closing of the Business Combination including, but not limited to (1) by mutual written consent of SVIII and the Company, (2) by either SVIII or the Company if the effective time of the Amalgamation has not occurred by August 31, 2026 (the “Outside Date”), provided that (a) such date will be automatically extended for three months in the event the Court refuses to issue a final order in respect of the Plan of Arrangement and (b) the Business Combination Agreement may not be so terminated by or on behalf of any party that either directly or indirectly through its affiliates is in breach or violation of any representation, warranty, covenant, agreement or obligation contained in the Business Combination Agreement and such breach or violation is the principal cause of the failure of a closing condition on or prior to the Outside Date, (3) by either SVIII or the Company if any governmental authority has enacted, issued, promulgated, enforced or entered any injunction, order, decree or ruling (whether temporary, preliminary or permanent) which has become final and non-appealable and has the effect of making consummation of the Business Combination illegal or otherwise preventing or prohibiting consummation of the Business Combination, (4) by either SVIII or the Company if the requisite approval of SVIII’s shareholders is not obtained at the General Meeting or any adjournment or postponement thereof, (5) by either SVIII or the Company if the requisite approval of the Company’s securityholders in respect of the Plan of Arrangement is not obtained at the Company Securityholders Meeting or any adjournment or postponement thereof, (6) by SVIII if the Company is in breach of its representations, warranties or covenants or agreements of the Company set forth in the Business Combination Agreement that is uncured and render certain of the conditions to closing set forth in the Business Combination Agreement incapable of being satisfied on the Closing Date, (7) by the Company if SVIII is in breach of its representations, warranties, covenants or agreements set forth in the Business Combination Agreement that is uncured and would render certain of the conditions to closing set forth in the Business Combination Agreement incapable of being satisfied on the Closing Date, or (8) by the Company, at any time prior to SVIII’s receipt of requisite shareholder approval, if SVIII’s board of directors changes, withdraws, withholds, qualifies or modifies, in a manner adverse to the Company, its recommendation of the Business Combination.

If the Business Combination Agreement is validly terminated, none of the parties to the Business Combination Agreement will have any liability under the Business Combination Agreement, except in the case of willful and material breach or fraud by a party of the Business Combination Agreement.

A copy of the Business Combination Agreement is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference, and the foregoing description of the Business Combination Agreement is qualified in its entirety by reference thereto.

The Business Combination Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of such agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The Business Combination Agreement has been filed with this Current Report on Form 8-K in order to provide investors with information regarding its terms. It is not intended to provide any other factual information about SVIII, the Company or NewCo. In particular, the representations, warranties, covenants and agreements contained in the Business Combination Agreement, which were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to the Business Combination Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Business Combination Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and reports and documents filed with the SEC. Investors should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Business Combination Agreement. In addition, the representations, warranties, covenants and agreements and other terms of the Business Combination Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations and warranties and other terms may change after the date of the Business Combination Agreement, which subsequent information may or may not be fully reflected in SVIII’s public disclosures.

Related Agreements

This section describes the material provisions of certain additional agreements entered into or to be entered into pursuant to or in connection with the Business Combination Agreement (the “Related Agreements”) but does not purport to describe all of the terms thereof. The following summary is qualified in its entirety by reference to the complete text of each of the Related Agreements, copies of each of which are attached hereto as exhibits. Shareholders and other interested parties are urged to read such Related Agreements, or forms thereof, in their entirety.

Sponsor Letter Agreement

Concurrently with the execution and delivery of the Business Combination Agreement, SVIII, the Company and Spring Valley Acquisition Sponsor III, LLC (the “Sponsor”) entered into a letter agreement (the “Sponsor Letter”) pursuant to which, among other things (1) the Sponsor agreed to vote all Class B ordinary shares of SVIII (“Founder Shares”) held by it in favor of the Business Combination Agreement, the Business Combination and related proposals, (2) the Sponsor agreed that, at the Closing, it will forfeit 1,000,000 Founder Shares and, in connection therewith, SVIII agreed to issue to the Sponsor an aggregate of 1,000,000 Earnout Shares, (3) the Sponsor agreed to transfer, directly or constructively, an aggregate of 1,250,000 Founder Shares to certain investors in the Company’s most recent simple agreements for future equity financing round, and (4) the parties agreed that if SVIII obtains working capital loans from the Sponsor or an affiliate to finance transaction costs related to the Business Combination, up to $1,500,000 of such loans may be converted into warrants to purchase Common Shares for an exercise price of $0.90 per share, at the Sponsor’s option.

A copy of the Sponsor Letter is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference, and the foregoing description of the Sponsor Letter is qualified in its entirety by reference thereto.

Voting and Support Agreement

Concurrently with the execution and delivery of the Business Combination Agreement, SVIII, the Company and certain of the Company’s securityholders entered into a Voting and Support Agreement (the “Support Agreement”) pursuant to which, among other things, each such securityholder agreed to support and vote in favor of the Plan of Arrangement.

A copy of the Support Agreement is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference, and the foregoing description of the form of Support Agreements is qualified in its entirety by reference thereto.

Registration Rights Agreement

Pursuant to the terms of the Business Combination Agreement, contemporaneously with the Closing, New SVIII, the Sponsor, and certain securityholders of the Company will enter into an amended and restated registration rights agreement (the “Registration Rights Agreement”), pursuant to which, among other things, (1) New SVIII will agree to file, as soon as practicable (and in any event within 30 days) following the Closing Date, a registration statement covering the resale of certain Common Shares and other equity securities of New SVIII held by the Sponsor and such other securityholders parties from time to time, (2) such holders of registrable securities will be granted certain takedown, demand, block trade and piggyback registration rights with respect to their registrable securities, in each case, on the terms and subject to the conditions set forth in the Registration Rights Agreement, and (3) the Registration Rights Agreement, dated as of September 3, 2025, between SVIII, the Sponsor and certain other parties will be amended, restated and terminated as of the Closing.

A copy of the form of Registration Rights Agreement is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference, and the foregoing description of the Registration Rights Agreement is qualified in its entirety by reference thereto.

Lock-Up Agreements

Also pursuant to the terms of the Business Combination Agreement, at the Closing, certain Company securityholders will enter into a lock-up agreement (each, a “Lock-Up Agreement”), pursuant to which, among other things, each such securityholder will agree not to sell, for a period of 180 days following the Closing (subject to certain exceptions), the Common Shares held by such securityholder immediately after the effective time of the Business Combination, on the terms and subject to the conditions set forth in the Lock-Up Agreement. In addition, the Sponsor and the other parties to the letter agreement entered into by such parties with SVIII in connection with SVIII’s initial public offering will enter into an amendment to such letter agreement to change the lock-up period in such letter agreement to six months after the Closing Date.

A copy of the form of Lock-Up Agreement is filed as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated herein by reference, and the foregoing description of the form of Lock-Up Agreement is qualified in its entirety by reference thereto.

Securities Purchase Agreements

In connection with the transactions contemplated by the Business Combination Agreement, on January 21, SVIII and the Company entered into separate securities purchase agreements (the “Subscription Agreements”) with certain accredited investors (each, an “Investor” and the lead Investor, the “Anchor PIPE Investor”). Pursuant to the Subscription Agreements, the Investors have agreed, among other things, to purchase an aggregate of 10,556,367 units of the Company at a price of $10.20 per unit, each unit comprising (1) one convertible preferred share of the Company having the rights, preferences and privileges set forth in the Restated Articles (such stock the “Convertible Preferred Shares”) and (2) one warrant (collectively, the “Investor Warrants”) exercisable for a Common Share at a price of $12.00 per share, in a private placement to be consummated on the Closing Date, prior to the Amalgamation (the “PIPE Financing”).

The Subscription Agreements include customary representations and warranties from SVIII, the Company and the Investors and customary closing conditions. The Subscription Agreements also include customary covenants and agreements related to transfer restrictions, SEC reports, material non-public information and indemnification. The Common Shares underlying the Convertible Preferred Shares and the Investor Warrants will be “Registrable Securities” under the Registration Rights Agreement.

Dividends: The Convertible Preferred Shares will accrue dividends daily at the rate of 12% per annum of the deemed original issue price of the Convertible Preferred Shares of $12.00 (if paid in kind), plus the amount of previously accrued dividends paid in kind and, in the case of cash dividends, any such dividends that have not been paid (the “Accrued Value”), or 10% per annum of the Accrued Value (if paid in cash). Such dividends will compound semi-annually.

Liquidation Preference: Upon any liquidation or deemed liquidation event, the holders of Convertible Preferred Shares will be entitled to receive out of the available proceeds, before any distribution is made to holders of Common Shares or any other junior securities, an amount per share equal to the greater of (1) 100% of the Accrued Value (as defined in the Restated Articles) or (2) such amount per share as would have been payable had all Convertible Preferred Shares been converted into Common Shares immediately prior to the liquidation event. Thereafter, the holders of Convertible Preferred Shares will be entitled to receive their pro-rata share of the remaining available proceeds available for distribution to shareholders, on an as-converted to common shares basis.

Voting: The Convertible Preferred Shares will vote together with the Common Shares as a single class, except (1) as required by law and (2) as noted below under “Protective Provisions.” Each holder of Convertible Preferred Shares shall be entitled to cast the number of votes equal to the number of whole Common Shares into which the Convertible Preferred Shares held by such holder are convertible as of the record date for determining shareholders entitled to vote on such matter.

Protective Provisions: For as long as 20% of the Convertible Preferred Shares issued as of the Closing are held by the Investors, New SVIII shall not, without the affirmative vote or action by written consent of holders of a majority of the issued and outstanding Convertible Preferred Shares (the “Requisite Holders”), take any of the following actions: (1) liquidate, dissolve or wind up the affairs of New SVIII; (2) amend, alter, or repeal any provision of the Restated Articles or any similar document of New SVIII in a manner adverse to the Convertible Preferred Shares; (3) create or authorize the creation of or issue any other security convertible into or exercisable for any equity security unless such security ranks junior to the Convertible Preferred Shares with respect to its rights, preferences and privileges, or increase the authorized number of Convertible Preferred Shares; (4) purchase or redeem or pay any cash dividend on any share of New SVIII ranking junior to the Convertible Preferred Shares, other than stock repurchased at cost from former employees and consultants in connection with the cessation of their service or pursuant to the terms of any equity incentive plan of New SVIII; (5) enter into any transaction with an affiliate that is not on arms’-length terms, other than the issuance of equity or awards to eligible participants under New SVIII’s incentive plan, equity plan or equity-based compensation plan, or with respect to employment, consulting or award agreements with respect to executive officers of New SVIII, in each case regardless of whether such person (or such person’s affiliates) would be considered an affiliate of New SVIII; or (6) incur or guarantee any indebtedness, other than equipment leases or trade payables incurred in the ordinary course of business; provided, however, that the Convertible Preferred Shares shall not be considered indebtedness for purposes of this calculation.

Conversion: Each Convertible Preferred Share will be convertible into Common Shares at any time at the option of the holder of such Convertible Preferred Share at a rate equal to the Accrued Value, divided by the then-applicable conversion price. The conversion price will initially be $12.00, subject to adjustments for stock dividends, splits, combinations and similar events and customary anti-dilution adjustments, including with respect to future issuances or sales of Common Shares at prices less than the then-applicable conversion price. In addition, if on the twenty-first trading day following the date that is six months after the Closing Date, the 20-day volume-weighted average price of the Common Shares is less than the conversion price then in effect, the conversion price will be adjusted to the greater of (1) such volume weighted average price and (ii) $5.00.

Put Rights: Unless prohibited by applicable law governing distributions to shareholders, the Convertible Preferred Shares shall be redeemable at the option of the Requisite Holders commencing any time after the 5th anniversary of the Closing at a price equal to the Accrued Value.

Call Rights: Unless prohibited by applicable law governing distributions to shareholders, the Convertible Preferred Shares shall be redeemable at the option of New SVIII commencing any time (1) prior to the first anniversary of the Closing at a price equal to the 150% of the Accrued Value, (2) on or after the first anniversary but prior to the second anniversary of the Closing at a price equal to the 140% of the Accrued Value, (3) on or after the second anniversary of the Closing but prior to the third anniversary of the Closing at a price equal to the 130% of the Accrued Value, (4) on or after the third anniversary of the Closing but prior to the fourth anniversary of the Closing at a price equal to the 120% of the Accrued Value, (5) on or after the fourth anniversary of the Closing but prior to the fifth anniversary of the Closing at a price equal to the 110% of the Accrued Value, or (6) on or after the fifth anniversary of the Closing at a price equal to the 100% of the Accrued Value.

Investor Warrants: At the closing of the PIPE Financing, the Investor will receive the Investor Warrants. The Investor Warrants will be immediately exercisable upon issuance at Closing and will expire five years from the date of Closing. The Investor Warrants include customary cash and cashless exercise provisions. Each Investor Warrant will be initially exercisable at $12.00 per Common Share, subject to substantially the same anti-dilution and other adjustments as the Convertible Preferred Shares.

A copy of the form of Subscription Agreement is filed as Exhibit 10.5 to this Current Report on Form 8-K and is incorporated herein by reference, and the foregoing description of the Subscription Agreements and the PIPE Financing is qualified in its entirety by reference to the form of Subscription Agreement, including the form of Restated Articles and form of Investor Warrants, copies of which are included as Exhibit B to the Business Combination Agreement and Exhibit C to the form of Subscription Agreement, respectively.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K with respect to the Subscription Agreements and the PIPE Financing is incorporated by reference herein. The securities to be offered and sold in connection with the Subscription Agreement have not been registered under the Securities Act, in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act.

* * *

Additional Information and Where to Find It

In connection with the proposed Business Combination, SVIII intends to file with the SEC the Registration Statement, which will include a prospectus with respect to SVIII’s securities to be issued in connection with the proposed Business Combination and a proxy statement to be distributed to holders of SVIII’s Class A ordinary shares in connection with SVIII’s solicitation of proxies for the vote by SVIII’s shareholders with respect to the proposed Business Combination and other matters to be described in the Registration Statement (the “Proxy Statement”). After the SEC declares the Registration Statement effective, SVIII plans to file the definitive Proxy Statement with the SEC and to mail copies to SVIII’s shareholders as of a record date to be established for voting on the proposed Business Combination and other matters to be described in the Registration Statement. This document does not contain all the information that should be considered concerning the proposed Business Combination and is not a substitute for the Registration Statement, Proxy Statement or for any other document that SVIII may file with the SEC. Before making any investment or voting decision, investors and securityholders of SVIII and the Company are urged to read the Registration Statement and the Proxy Statement, and any amendments or supplements thereto, as well as all other relevant materials filed or that will be filed with the SEC in connection with the proposed Business Combination as they become available because they will contain important information about the Company, SVIII and the proposed Business Combination. Investors and securityholders will be able to obtain free copies of the Registration Statement, the Proxy Statement and all other relevant documents filed or that will be filed with the SEC by SVIII through the website maintained by the SEC at www.sec.gov. In addition, the documents filed by SVIII may be obtained free of charge from SVIII’s website at www.sv-ac.com or by directing a request to Spring Valley Acquisition Corp. III, Attn: Corporate Secretary, 2100 McKinney Avenue, Suite 1675, Dallas, Texas 75201. The information contained on, or that may be accessed through, the websites referenced in this document is not incorporated by reference into, and is not a part of, this document.

Participants in the Solicitation

The Company, SVIII and their respective directors, executive officers and other members of management and employees may, under the rules of the SEC, be deemed to be participants in the solicitations of proxies from SVIII’s shareholders in connection with the proposed Business Combination. For more information about the names, affiliations and interests of SVIII’s directors and executive officers, please refer to the final prospectus from SVIII’s initial public offering, which was dated September 3, 2025 and filed with the SEC on September 4, 2025 (the “IPO Prospectus”) and the Registration Statement, Proxy Statement and other relevant materials filed or to be filed with the SEC in connection with the proposed Business Combination when they become available. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, which may, in some cases, be different than those of SVIII’s shareholders generally, will be included in the Registration Statement and the Proxy Statement, when they become available. Shareholders, potential investors and other interested persons should read the Registration Statement and the Proxy Statement carefully, when they become available, before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

No Offer or Solicitation

This document shall not constitute a “solicitation” as defined in Section 14 of the Exchange Act. This document shall not constitute an offer to sell or exchange, the solicitation of an offer to buy or a recommendation to purchase, any securities, or a solicitation of any vote, consent or approval, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale may be unlawful under the laws of such jurisdiction. No offering of securities in the proposed Business Combination shall be made except by means of a prospectus meeting the requirements of the Securities Act or an exemption therefrom.

Cautionary Note Regarding Forward-Looking Statements

Certain statements included in this document are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this document are forward-looking statements. Any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are also forward-looking statements. In some cases, you can identify forward-looking statements by words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “strategy,” “future,” “opportunity,” “may,” “target,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” “preliminary,” or similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements include, without limitation, SVIII’s, General Fusion’s, or their respective management teams’ expectations concerning the proposed Business Combination and expected benefits or timing thereof; the outlook for General Fusion’s business, including its ability to commercialize magnetized target fusion (“MTF”) or any other fusion technology on its expected timeline or at all; statements regarding the current and expected results of General Fusion’s Lawson Machine 26 (“LM26”) program; the ability to execute General Fusion’s strategies, including on any expected timeline or anticipated cost basis; projected and estimated financial performance; anticipated industry trends; future capital expenditures; government regulation of fusion energy; and environmental risks; as well as any information concerning possible or assumed future results of operations of General Fusion. The forward-looking statements are based on the current expectations of the respective management teams of SVIII and General Fusion, as applicable, and are inherently subject to uncertainties and changes in circumstance and their potential effects. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, (i) the risk that the Proposed Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of SVIII’s securities; (ii) the failure to satisfy the conditions to the consummation of the Proposed Business Combination, including the adoption of the Business Combination Agreement by the shareholders of SVIII and the receipt of regulatory approvals; (iii) market risks; (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement; (v) the effect of the announcement or pendency of the Proposed Business Combination on General Fusion’s business relationships, performance, and business generally; (vi) risks that the Proposed Business Combination disrupts current plans of General Fusion and potential difficulties in its employee retention as a result of the Proposed Business Combination; (vii) the outcome of any legal proceedings that may be instituted against General Fusion or SVIII related to the Business Combination Agreement or the Proposed Business Combination; (viii) failure to realize the anticipated benefits of the Proposed Business Combination; (ix) the inability to maintain the listing of SVIII’s securities or to meet listing requirements and maintain the listing of the combined company’s securities on Nasdaq; (x) the risk that the Proposed Business Combination may not be completed by SVIII’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by SVIII; (xi) the risk that the price of the combined company’s securities may be volatile due to a variety of factors, including changes in laws, regulations, technologies, natural disasters, national security tensions, and macro-economic and social environments affecting its business; (xii) laws and regulations governing General Fusion’s research and development activities, and changes in such laws and regulations; (xiii) any failure to commercialize MTF on the expected timeline or at all, including any failure to achieve the objectives of the LM26 program; (xiv) environmental regulations and legislation; (xv) the effects of climate change, extreme weather events, water scarcity, and seismic events, and the effectiveness of strategies to deal with these issues; (xvi) fluctuations in currency markets; (xvii) General Fusion’s ability to complete and successfully integrate any future acquisitions; (xviii) increased competition in the fusion industry; (xix) limited supply of materials and supply chain disruptions; and (xx) the risk that the PIPE Financing may not be completed, or that other capital needed by the combined company may not be raised on favorable terms, or at all, including as a result of the restrictions agreed to in connection with the PIPE Financing. The foregoing list is not exhaustive, and there may be additional risks that neither SVIII nor General Fusion presently know or that SVIII and General Fusion currently believe are immaterial. You should carefully consider the foregoing factors, any other factors discussed in this document and the other risks and uncertainties described in the “Risk Factors” section the IPO Prospectus and the risks to be described in the Registration Statement; and those discussed and identified in filings made with the SEC by SVIII from time to time. General Fusion and SVIII caution you against placing undue reliance on forward-looking statements, which reflect current beliefs and are based on information currently available as of the date a forward-looking statement is made. Forward-looking statements set forth in this document speak only as of the date of this document. Neither General Fusion nor SVIII undertakes any obligation to revise forward-looking statements to reflect future events, changes in circumstances, or changes in beliefs. In the event that any forward-looking statement is updated, no inference should be made that General Fusion or SVIII will make additional updates with respect to that statement, related matters, or any other forward-looking statements. Any corrections or revisions and other important assumptions and factors that could cause actual results to differ materially from forward-looking statements, including discussions of significant risk factors, may appear, up to the consummation of the Proposed Business Combination, in SVIII’s public filings with the SEC, which are or will be (as applicable) accessible at www.sec.gov, and which you are advised to review carefully.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1	Business Combination Agreement, dated January 21, 2026.
10.1	Sponsor Letter Agreement, dated January 21, 2026.
10.2	Voting and Support Agreement, dated January 21, 2026.
10.3	Form of Registration Rights Agreement.
10.4	Form of Lock-Up Agreement.
10.5	Form of Subscription Agreement, dated January 21, 2026.
104	Cover Page Interactive Data File (embedded with the Inline XRBL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPRING VALLEY ACQUISITION CORP. III

	By:	/s/ Christopher Sorrels
	Name:	Christopher Sorrels
	Title:	Chief Executive Officer and Chairman

Dated: January 23, 2026